UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2022

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E., Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2022, Roanoke Gas Company (“Roanoke”), the utility subsidiary of RGC Resources, Inc. (“Resources”), entered into a Revolving Line of Credit Note in the original principal amount of $33,000,000 (the “Note”) with Wells Fargo Bank, N.A. (“Wells Fargo”).  The Note replaces the Revolving Line of Credit Note dated March 25, 2021. The Note expires on March 31, 2023.

The purpose of the Note is to provide working capital financing for Roanoke's operations and bridge financing for its infrastructure enhancement and replacement projects. The Note provides for a variable interest rate based upon Daily Simple SOFR and multiple tier borrowing limits to accommodate seasonal borrowing demands. The Note provides for borrowing limits that range from $21,000,000 to a maximum of $33,000,000  during the term of the Note.

In connection with the Note, Roanoke also entered into the Seventh Amendment to Credit Agreement as of March 31, 2022, with Wells Fargo (the "Amendment"), which amends the original Credit Agreement between the parties dated March 31, 2016 and all subsequent amendments. The Amendment aligns the termination date, maximum principal amount available under the Note, amends certain financial conditions required of Resources, and retains all other terms and requirements of prior credit agreements.

The Continuing Guaranty previously entered into by Resources with Wells Fargo remains in effect.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits.
10.1	Revolving Line of Credit Note in the original principle amount of $33,000,000 by Roanoke Gas Company in favor of Wells Fargo Bank N.A. dated March 31, 2022.
10.2	Seventh Amendment to Credit Agreement by and between Roanoke Gas Company and Wells Fargo Bank, N.A. dated March 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: April 1, 2022	By: /s/ Jason A. Field
Jason A. Field
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)